UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2014

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
20333 South Normandie Avenue, Torrance, California
(Address of Principal Executive Offices)
90502
(Zip Code)
(310) 787-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 17, 2014, Farmer Bros. Co., a Delaware corporation (the "Company"), issued a press release announcing that the Company has agreed to acquire the direct-store delivery business of Rae' Launo Corporation ("RLC"), that primarily serves convenience stores in the Southeast and RLC's in-room distributor channel that primarily serves the hospitality industry. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

As provided in General Instruction B.2. of Form 8-K, the information and exhibit furnished pursuant to this Item 8.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Forward-Looking Statements

Certain statements contained in this report regarding the proposed acquisition of Rae’ Launo Corporation by Farmer Bros. Co., including any statements regarding the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the respective companies and products, and any other statements regarding Rae’ Launo Corporation’s and Farmer Bros. Co.’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management's current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact. These forward-looking statements can often, but not always, be identified by the use of words like “anticipates,” “estimates,” “projects, ” “expects, ” “plans, ” “believes, ” “intends, ” “will, ” “assumes,” "aims," "on track," "target," "opportunity," "designed," "create," "predict," "project," "seek," “should,” "would," "could," "continue," "ongoing," "upside," "increases" and "potential," and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. Farmer Bros. Co. intends these forward-looking statements to speak only at the time of this press release and does not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission ("SEC"). Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the timing to consummate the proposed transaction; the risk that a condition to closing the proposed transaction may not be satisfied; the parties’ ability to achieve the synergies and value creation contemplated by the proposed transaction; the parties’ ability to migrate Rae’ Launo Corporation’s customers successfully; the parties’ ability to promptly, efficiently and effectively integrate acquired operations; the diversion of management time on transaction-related issues; the success of Farmer Bros. Co. in continuing to attract new customers; weather and special or unusual events; as well as other risks described in this press release and other factors described from time to time in the Company's filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits
The following exhibit is being “furnished” as part of this Current Report on Form 8-K in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601):

Exhibit No.	Description

99.1	Press release of Farmer Bros. Co. dated November 17, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2014

FARMER BROS. CO.

By:	/s/ Mark J. Nelson
Mark J. Nelson
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Farmer Bros. Co. dated November 17, 2014.